RYDEX SERIES FUNDS

                           GLOBAL MARKET NEUTRAL FUND

                      Supplement dated May 17, 2010 to the
               Opportunistic and Alternatives Funds H-Class Shares
                        Prospectus Dated August 1, 2009,
         Opportunistic and Alternatives Funds A-Class and C-Class Shares
                        Prospectus Dated August 1, 2009,
         Alternative Fund - I-Class Shares Prospectus Dated May 1, 2010,
            Statement of Additional Information dated August 1, 2009,
              Statement of Additional Information dated May 1, 2010
                           and all supplements thereto

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION ABOUT THE GLOBAL MARKET NEUTRAL FUND (THE "FUND") BEYOND THAT CONTAINED IN THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION (THE "SAIS") LISTED ABOVE AND SHOULD BE
READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAIS.
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Effective on May 25, 2010, the name of the Fund will be changed from the "Global
Market Neutral Fund" to the "Equity Market Neutral Fund." Therefore, effective May 25, 2010, all references to the "Global Market Neutral Fund" in the Prospectuses and SAIs are replaced with "Equity Market Neutral Fund."

In connection with the name change, the Fund has adopted an investment policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (and derivatives thereof).

The Fund's investment objective, principal risks, fund fees and expenses, and the day-to-day management of the Fund have not changed as a result of the Fund's name change.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


GMN1-SUP-0510x0810